Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                     Financial Statements for the Year Ended
                                December 31, 1997

                                 [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

February 23, 1998

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

Investment returns were generally quite favorable during 1997. U.S. large capitalization stocks as measured by the Standard & Poor's 500 Index registered a return in 1997 of more than 33%, bringing the five-year annual average returns for that Index to over 20%. During the last year, both U.S. bonds as reflected in the Lehman Aggregate Index and hedged international bonds as reported by the J.P. Morgan Non-U.S.Hedged Index recorded returns in the vicinity of 10-11%. It has generally been an exceedingly favorable period for investors.

Standish, Ayer & Wood has also had a successful year. Our assets under management grew from $30.6 billion at the beginning of the year to about $39.3 billion at the end of 1997. This growth reflected new assets under management, market appreciation, and the absence of any significant turnover of existing clients. The Standish Funds grew from $4.2 billion to $5.7 billion during the year. We were particularly pleased that 75% of the mutual fund purchases during the year represented additions from our existing clients.

We have also grown significantly as an enterprise. At the end of 1997, our organization had 232 employees versus 213 at the beginning of the year. Our 82 investment officers have average experience of 16 years. Of the 82 officers, 46 hold advanced degrees (typically an MBA) and 55 have some advanced professional accreditation (virtually all Chartered Financial Analysts).

While the corporate structure remains unchanged, a number of important developments among new directors took place during the year. In March 1997, Jim Sweeney elected to take early retirement. In November, Tom Sorbo joined Standish as a shareholder/director in order to head up our marketing and sales activities. Tom had previously served with distinction at Travelers and Stein, Roe & Farnham.

Four other changes in our shareholders and directors were effective at the end of 1997. Walter Cabot reached the age at which he must step down as a shareholder, but we are pleased that he will continue as our Senior Advisor. We elected three new shareholder/directors, namely Chuck Cook of our international fixed income team, Joe Corrado as director of equity research, and Mike Thompson, one of the senior members of our insurance company investment management effort. We also elected six new associate directors, eighteen new vice presidents, and twelve new assistant vice presidents.

During 1997 we introduced a number of new products including "diversified income" portfolios that combine higher yielding domestic bonds, emerging market bonds, and higher grade international bonds. By the end of the year, we managed a number of separate accounts as well as the Standish Diversified Income Fund with assets of about $27 million. We have also developed a growth equity strategy and a global small cap discipline to complement the highly successful start up on our international small cap style. Some of the disciplines we introduced in 1996, such as duration neutral bonds and Small Cap Equity Fund II, continue to be successful.

As we look ahead, there are ample numbers of challenges for investors and investment managers. We believe that we have a good understanding of what has produced our past business and investment success and a clear vision of our future. We consider that we have a set of competitive advantages that includes:

      o A long history of stability of ownership, personnel, investment philosophy, and clientele.

      o Critical mass to enable us to provide risk control, compliance, technology, and deep investment research.

      o An exclusive focus on investment management and a dedication to serving our existing clients.

      o A team effort which ensures our clients are receiving not just the work of one individual but the benefits of Standish as an organization.

      o Well-defined and disciplined investment philosophies which have historically added reasonably consistent increments of return.

      o     A dedication to in-depth communication with our clients.

We remain confident that we have the people, resources, investment technology, and organizational stability to succeed. We are working hard to fulfill your expectations in the years ahead, and we are optimistic that we can achieve our mutual objectives.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                              Management Discussion

The inception date of the Standish Diversified Income Fund was June 2, 1997. Fixed Income markets globally performed very well from June through December 1997, but high grade and lower grade securities performed quite differently through this time period. The Fund's medium grade and emerging market bond exposure provided extremely good relative returns from June through September with the Diversified Income Fund posting a total return of 6.05% (after expense reimbursement) versus 4.56% for the higher quality Lehman Aggregate Bond Index. With the onslaught of the Asian crisis, widening spreads across the lower quality fixed income spectrum, especially in emerging markets, caused the Fund to materially lag the Index with a .14% return vs. 2.95% in the fourth quarter of the year. Since inception, the Diversified Income Fund has returned 6.20% vs. 7.64% for the index.

The bulk of the relative underperformance occurred in the month of October as yield spreads on lower quality and emerging market bonds widened dramatically, the result of a dramatic flight to quality into U.S. Treasuries. Emerging market bonds were particularly hard hit, and the Fund's exposure to emerging markets negatively impacted performance. The Fund was reasonably well positioned at the end of the third quarter as emerging market exposure was lowered from 33% during the summer to as low as 23% just prior to the turmoil in late October. In addition, we had minimal exposure to Asia and none to the high-risk areas of Korea and Thailand. During the quarter, we modestly increased exposure to Asia as extremely low prices were reached on some securities. Although the market has yet to stabilize, our higher quality focus has served us well. We remain convinced of the underlying and now more significant long term value in emerging markets especially Latin America and certain high quality Asian names.

Although dented somewhat in the fourth quarter, the high yield market provided investors in 1997 with one of the best returns in the fixed income markets. Ideal conditions-strong buyer demand generated from pension fund allocations--"cross-over" institutional managers and CBOs (Collateralized Bond Obligations), a steady supply of large mutual fund inflows (11% increase over
1996) and stable to improving credit fundamentals predominated throughout the year. Bonds friendly events such as credit enhancing merger news and/or tender offers helped diminish the potential negative impact of record new supply. During the year, the high yield market experienced two correction periods - in March when the Federal Reserve raised interest rates and in October when concerns about Asia predominated.

Several positive elements that favorably impacted the high yield market in 1997 have become more mixed. The likelihood of a slower pace of economic growth, stable (at best) credit fundamentals, ongoing Asian volatility and a heavy new issuance calendar suggest an environment less ideal than 1997. Although we are cautious and do not expect credit spreads to tighten soon, the new higher levels of yields are quite attractive longer term.

The fund is a feeder fund in the master-feeder fund structure and does not invest directly in securities. Instead, the Fund invests its assets in a master fund that has the same investment objective and policies as the Fund. The foregoing Management's Discussion applies to investments by the master fund.

We are pleased to have you as charter shareholders in the Standish Diversified Income Fund and will do our best to earn your confidence.

Sincerely,


/s/ Dolores S. Driscoll

Dolores S. Driscoll

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

        Comparison of Change in Value of $100,000 Investment in Standish
               Diversified Income Fund and Lehman Aggregate Index

[The following table was represented as a mountain graph in the printed material.]

                                                   Lehman
                            Aggregate            Diversified
                              Index              Income Fund
                              -----              -----------
  Inception 6/2/97           100000                100000
      6/30/97                101500                101190
      7/31/97                104400                103922
      8/31/97                103950                103039
      9/30/97                106049                104564
     10/31/97                103919                106080
     11/30/97                105238                106568
     12/31/97                107644                106200

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                       Statement of Assets and Liabilities
                                December 31, 1997
--------------------------------------------------------------------------------

Assets
   Investment in Standish Diversified Income Portfolio ("Portfolio"),
     at value (Note 1A)                                                                                 $ 27,784,237
   Receivable from investment adviser (Note 3)                                                                 3,763
   Deferred organization cost (Note 1D)                                                                       15,971
                                                                                                        ------------
       Total assets                                                                                       27,803,971

Liabilities
   Distributions payable                                                             $   229,658
   Payable for Fund shares redeemed                                                      137,971
   Accrued expenses and other liabilities                                                 38,678
                                                                                     -----------

       Total liabilities                                                                                     406,307
                                                                                                        ------------
Net Assets                                                                                              $ 27,397,664
                                                                                                        ============
Net Assets consist of:
   Paid-in capital                                                                                      $ 27,706,832
   Accumulated net realized gain                                                                               4,724
   Undistributed net investment income                                                                        64,032
   Net unrealized depreciation                                                                              (377,924)
                                                                                                        ============
       Total Net Assets                                                                                 $ 27,397,664
                                                                                                        ============

Shares of beneficial interest outstanding                                                                  1,336,114
                                                                                                        ============

Net asset value, offering and redemption price per share
   (Net assets/Shares outstanding)                                                                      $      20.51
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                             Statement of Operations
                           For the period June 2, 1997
                         (commencement of operations) to
                                December 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income allocated from Portfolio                                                                $ 665,243
   Dividend income allocated from Portfolio (net of withholding taxes, $76)                                   79,562
   Expenses allocated from Portfolio                                                                               0
                                                                                                           ---------

       Net investment income allocated from Portfolio                                                        744,805

 Expenses
   Legal and audit services                                                                  $  15,664
   Accounting and transfer agent fees                                                            9,588
   Registration fees                                                                             9,514
   Amortization of organization cost (Note 1D)                                                   2,086
   Miscellaneous                                                                                 6,087
                                                                                             ---------
       Total expenses                                                                           42,939

Deduct:
   Reimbursement of fund operating expenses (Note 3)                                           (42,939)
                                                                                             ---------

       Net expenses                                                                                                0
                                                                                                           ---------

          Net investment income                                                                              744,805
                                                                                                           ---------

 Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
       Investment security transactions                                                      $  (2,449)
       Financial futures contracts                                                             126,565
       Written options transactions                                                              2,132
       Foreign currency transactions and forward foreign currency exchange contracts             5,870
                                                                                             ---------

          Net realized gain                                                                                  132,118

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                                  (446,408)
       Financial futures contracts                                                              (8,285)
       Written options                                                                           7,026
       Foreign currency and forward foreign currency exchange contracts                         69,743
                                                                                             ---------

          Change in net unrealized depreciation                                                             (377,924)
                                                                                                           ---------

       Net realized and unrealized loss on investments                                                      (245,806)
                                                                                                           ---------

      Net increase in net assets resulting from operations                                                 $ 498,999
                                                                                                           =========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      For the period June 2, 1997
                                                                      (commencement of operations)
                                                                          to December 31, 1997
                                                                     -------------------------------

Increase (decrease) in Net Assets
From operations
   Net investment income                                                      $   744,805
   Net realized gain                                                              132,118
   Change in net unrealized depreciation                                         (377,924)
                                                                              -----------
      Net increase in net assets from operations                                  498,999
                                                                              -----------

Distributions to Shareholders (Note 2)
   From net investment income                                                    (678,973)
   From net realized gain                                                        (129,194)
                                                                              -----------
       Total distributions to shareholders                                       (808,167)
                                                                              -----------


Fund share (principal) transactions (Note 5)
   Net proceeds from sale of shares                                            27,390,426
   Net asset value of shares issued to shareholders in payment
      of distributions declared                                                   454,376
   Cost of shares redeemed                                                       (137,970)
                                                                              -----------
   Increase in net assets from Fund share transactions                         27,706,832
                                                                              -----------

       Net increase in net assets                                              27,397,664

Net Assets
   At beginning of period                                                              --
                                                                              -----------

   At end of period (including undistributed net investment
      income of $64,032)                                                      $27,397,664
                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                            For the period June 2, 1997
                                                                           (commencement of operations)
                                                                             to December 31, 1997 (1)
                                                                          --------------------------------

Net asset value, beginning of period                                                  $ 20.00
                                                                                      -------
Income from operations:
   Net investment income *                                                               0.98
   Net realized and unrealized gain on investments                                       0.26
                                                                                      -------
Total from investment operations                                                         1.24
                                                                                      -------
Less distributions declared to shareholders:
   From net investment income                                                           (0.63)
   From net realized gain on investments                                                (0.10)
                                                                                      -------
Total distributions                                                                     (0.73)
                                                                                      -------
Net asset value, end of period                                                        $ 20.51
                                                                                      =======

Total return                                                                             6.20%

Ratios (to average daily net assets)/Supplemental Data
   Net assets, end of period (000 omitted)                                            $27,398
   Expenses * (2)                                                                          --+
   Net investment income *                                                               8.07%+

----------
* For the period June 2, 1997 (commencement of operations) to December 31, 1997, the investment adviser voluntarily agreed not to impose its advisory fee on the Portfolio and reimbursed the Fund and the Portfolio for their operating expenses. If this voluntary action had not been taken, the Fund's net investment income per share and the ratios would have been:

      Net investment income per share                        $  0.74
      Ratios (to average daily net assets):
      Expenses (2)                                              1.96%+
      Net investment income                                     6.11%+

(1)   Calculated based on average shares outstanding.

(2) Includes the Fund's shares of Standish Diversified Income Portfolio's allocated expenses for the period from June 2, 1997 to December 31, 1997.

+     Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Diversified Income Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Diversified Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.    Investment security valuations

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B.    Securities transactions and income

      Securities transactions are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C.    Federal taxes

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1997, the Fund, for federal income tax purposes had a post-October loss deferral of $2,281.

      D.    Deferred organization expense

      Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis trough June 2002. These costs were paid for by the investment adviser and will be reimbursed by the Fund.

      E.    Other

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the respective investors in the Portfolio.

(2)   Distributions to Shareholders:

      The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Diversified Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatments for foreign currency, forward foreign currency exchange contracts, options and financial futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)   Investment Advisory Fee:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish International Management Company, L.P. ("SIMCO") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the year ended December 31, 1997, SIMCO voluntarily agreed to limit the operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Fund's average daily net assets. Pursuant to this agreement, SIMCO voluntarily reimbursed the Fund for $42,939 of operating expenses for the period ended December 31, 1997. The Trust pays no compensation directly to its trustees who are affiliated with the investment adviser or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are limited partners or officers of SIMCO.

(4)   Investment Transactions:

      Increases and decrease in the Fund's investment in the Portfolio for the period from June 2, 1997 (commencement of operations) to December 31, 1997 aggregated $27,429,604 and $144,366, respectively.

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                           For the period June 2, 1997
                                                                           (commencement of operations)
                                                                               to December 31, 1997
                                                                         ---------------------------------
      Shares sold                                                                              1,320,752
      Shares issued to shareholders in payment of distributions
      declared                                                                                    22,092
      Shares redeemed                                                                             (6,730)
                                                                         ---------------------------------
      Net increase                                                                             1,336,114
                                                                         =================================

      At December 31, 1997, three shareholders were record owners of approximately 33%, 27% and 20%, respectively, of the Fund's outstanding shares.

--------------------------------------------------------------------------------

      Supplemental Tax Information (Unaudited)

      The Fund paid distributions of $0.0354 from long term capital gains during the period June 2, 1997 (commencement of operations) to December 31, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $46,878 as capital gain dividends for the period June 2, 1997 (commencement of operations) to December 31, 1997. All of this amount represents a 20% tax rate gain distribution.

    The accompanying notes are an integral part of the financial statements.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Diversified Income Fund (the "Fund"), as of December 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period stated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Diversified Income Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period stated therein, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 19, 1998

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments -December 31, 1997
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                         Rate      Maturity      Value (1)       (Note 1A)
---------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES -- 77.2%

Asset Backed -- 0.8%
GE Capital Mortgage Services Inc.                                6.500%   01/25/2024        261,723    $     226,710
                                                                                                       -------------

Total Asset Backed (Cost $224,427)                                                                           226,710
                                                                                                       -------------

Corporate -- 36.6%

Basic Industry -- 1.1%
Building Materials Corp. 144A                                    8.000%   10/15/2007        300,000          298,500
                                                                                                       -------------

Capital Goods -- 1.1%
Kaufman & Broad Home Corp.+                                      7.750%   10/15/2004        300,000          297,375
                                                                                                       -------------

Consumer -- 0.9%
Southland Corp.+                                                 4.500%   06/15/2004        300,000          243,000
                                                                                                       -------------

Consumer Durable -- 1.1%
Exide Corp.                                                      2.900%   12/15/2005        460,000          308,200
                                                                                                       -------------

Consumer Stable -- 2.0%
Revlon Worldwide+                                                0.000%   03/15/2001        800,000          548,000
                                                                                                       -------------

Financial -- 10.8%
Albank Capital                                                   9.270%   06/06/2027        125,000          138,243
Amresco, Inc.+                                                  10.000%   03/15/2004        175,000          183,033
Bank United Corp.+                                               8.875%   05/01/2007        425,000          455,813
Bayview Capital Corp.+                                           9.125%   08/15/2007         75,000           77,348
Constitution Capital Trust                                       9.150%   04/15/2027        175,000          197,019
Contifinancial Corp.+                                            8.375%   08/15/2003        100,000          101,960
First Nationwide+                                               12.500%   04/15/2003        150,000          170,250
First Nationwide Holdings+                                      10.625%   10/01/2003        275,000          307,313
First Palm Beach Notes                                          10.350%   06/30/2002        100,000          103,500
Imperial Credit Capital Trust                                   10.250%   06/14/2002         50,000           49,750
Markel Capital Trust I+                                          8.710%   01/01/2046        175,000          188,563
Matrix Capital Corp. Notes+                                     11.500%   09/30/2004        300,000          300,000
Ocwen Federal Capital Notes+                                    10.875%   08/01/2027         50,000           54,250
Ocwen Financial+                                                11.875%   10/01/2003        150,000          169,500
Phoenix Re-Insurance Capital Trust+                              8.850%   02/01/2027        175,000          188,003
United Companies Financial Corp.+                                8.375%   07/01/2005        225,000          217,217
Webster Financial Capital                                        9.360%   01/29/2027        100,000          114,371
                                                                                                       -------------
                                                                                                           3,016,133
                                                                                                       -------------

Health Care -- 7.1%
Extendicare Health Systems                                       9.350%   12/15/2007        250,000          255,625
Genesis Eldercare                                                9.000%   08/01/2007        175,000          171,719
Integrated Health                                                9.250%   01/15/2008        500,000          510,000

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments -December 31, 1997
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                         Rate      Maturity      Value (1)       (Note 1A)
---------------------------------------------------------------------------------------------------------------------

Health Care (continued)
Sun Healthcare Group Inc.                                        9.500%   07/01/2007        300,000    $     307,500
Tenet Healthcare Corp.+                                          8.625%   12/01/2003        100,000          104,375
Tenet Healthcare Corp.+                                          8.000%   01/15/2005        375,000          381,563
Vencor Inc+                                                      8.625%   07/15/2007        250,000          250,000
                                                                                                       -------------
                                                                                                           1,980,782
                                                                                                       -------------

Media -- 6.8%
Adelphia Communications                                          9.250%   10/01/2002        300,000          306,000
Paxson Communication+                                           11.625%   10/01/2002        250,000          268,125
Salem Communications 144A Notes                                  9.500%   10/01/2007        325,000          331,500
Sinclair Broadcast                                               9.000%   07/15/2007        225,000          229,500
Sinclair Broadcast Group                                         8.750%   12/15/2007        175,000          174,125
Viacom, Inc.+                                                    7.750%   06/01/2005        300,000          305,127
Westinghouse Credit Corp.+                                       8.875%   06/14/2014        250,000          277,705
                                                                                                       -------------
                                                                                                           1,892,082
                                                                                                       -------------

Real Estate -- 1.7%
Tanger Properties L.P.+                                          7.875%   10/24/2004        450,000          458,550
                                                                                                       -------------

Services -- 4.0%
Call-Net Enterprises                                             0.000%   08/15/2007        300,000          203,250
Regal Cinemas Inc.                                               8.500%   10/01/2007        150,000          151,500
Speedway Motorsports Inc.+                                       8.500%   08/15/2007        350,000          356,125
Stage Stores, Inc.                                               8.500%   07/15/2005        100,000          101,750
Toll Corp.+                                                      7.750%   09/15/2007        300,000          298,875
                                                                                                       -------------
                                                                                                           1,111,500
                                                                                                       -------------

Total Corporate (Cost $10,026,277)                                                                        10,154,122
                                                                                                       -------------

Government/Other -- 30.9%

Argentina -- 3.5%
Bonos DEL Tesoro+                                                8.750%   05/09/2002        400,000          379,000
City of Buenos Aires                                            10.500%   05/28/2004        125,000          108,125
Cointel                                                         10.375%   08/01/2004        575,000          487,313
                                                                                                       -------------
                                                                                                             974,438
                                                                                                       -------------

Australia -- 0.3%
News America Holdings                                            8.625%   02/07/2014        125,000           84,159
                                                                                                       -------------

Denmark -- 0.3%
Denmark Nykredit                                                 7.000%   10/01/2026        571,000           85,031
                                                                                                       -------------

Germany -- 4.1%
Deutschland Republic+                                            6.500%   07/15/2003        300,000          178,729
Exide Holding Europe 144A                                        9.125%   04/15/2004        400,000          226,894
United Mexican States                                           10.375%   01/29/2003      1,150,000          719,469

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments -December 31, 1997
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                         Rate      Maturity      Value (1)       (Note 1A)
---------------------------------------------------------------------------------------------------------------------

                                                                                                       -------------
                                                                                                           1,125,092
                                                                                                       -------------
Jamaica -- 1.5%
Jamaica Gov't 144A Notes                                         9.625%   07/02/2002        450,000    $     425,250
                                                                                                       -------------

Mexico -- 0.9%
Petroleos Mexicanos                                              8.850%   09/15/2007        250,000          247,188
                                                                                                       -------------

New Zealand -- 0.2%
Fletcher Challenge                                              10.000%   04/30/2005        110,000           67,843
                                                                                                       -------------

United Kingdom -- 2.6%
Northern Rock Building Society                                   9.375%   10/17/2021        190,000          378,082
P & O Steam Navigation                                          11.500%   07/03/2014        120,000          270,701
UK Treasury                                                      7.750%   09/08/2006         40,000           71,620

                                                                                                       -------------
                                                                                                             720,403
                                                                                                       -------------

Yankee Bonds -- 17.5%
APP International  Finance+                                     11.750%   10/01/2005        200,000          182,176
Asia Pulp And Paper Glb 144A                                     2.000%   07/25/2000        125,000          105,000
Azteca Holdings                                                 11.000%   06/15/2002        425,000          436,258
Brazil C Bond 8% Cap                                             8.000%   04/15/2014        798,182          625,575
Guandong Enterprises                                             8.875%   05/22/2007        625,000          540,513
Lukinter Finance Cvt 144A                                        1.000%   11/03/2003        525,000          435,750
Peru FLIRB                                                       3.250%   03/07/2017      1,250,000          735,938
Pindo Deli Fin                                                  10.250%   10/01/2002        600,000          516,132
Republic of Panama+                                              8.875%   09/30/2027        950,000          888,250
Taiwan Semiconductor                                             0.000%   07/03/2002        100,000          106,500
Tata Engineering & Locomotive 144A Notes                         7.875%   07/15/2007        325,000          276,292

                                                                                                       -------------
                                                                                                           4,848,384
                                                                                                       -------------

Total Government/Other (Cost $9,178,706)                                                                   8,577,788
                                                                                                       -------------

Non-Agency -- 0.8%

Pass Thru Securities -- 0.8%
GE Capital Mortgage 1996-11 B3                                   7.500%   07/25/2026        246,943          232,050
                                                                                                       -------------
                                                                                                             232,050
                                                                                                       -------------

Total Non-Agency (Cost $223,291)                                                                             232,050
                                                                                                       -------------

U.S. Treasury Obligations -- 8.1%

Treasury Notes -- 3.5%
U.S. Treasury Note+                                              5.625%   11/30/1998        415,000          415,000
U.S. Treasury Note+                                              6.000%   06/30/1999        100,000          100,500
U.S. Treasury Note+                                              6.500%   08/15/2005        125,000          130,430
U.S. Treasury Note+                                              6.625%   06/30/2001        250,000          256,915
U.S. Treasury Note+                                              6.250%   10/31/2001         75,000           76,277

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments -December 31, 1997
--------------------------------------------------------------------------------

                                                                                            Par            Value
Security                                                         Rate      Maturity      Value (1)       (Note 1A)
---------------------------------------------------------------------------------------------------------------------


Treasury Notes (continued)
                                                                                                       -------------
                                                                                                             979,122
                                                                                                       -------------

U.S. Treasury Bonds -- 4.6%
U.S. Treasury Bond+                                              8.125%   08/15/2019      1,015,000    $   1,270,019
                                                                                                       -------------

Total U.S. Treasury Obligations (Cost $2,210,248)                                                          2,249,141
                                                                                                       -------------

TOTAL BONDS AND NOTES (COST $21,862,949)                                                                  21,439,811
                                                                                                       -------------

                                                                                          Shares
                                                                                        ------------
PREFERRED STOCKS -- 7.9%
Chancellor Radio Broadcasting 12%                                                             3,300          376,200
El Paso Electric Co.                                                                          4,562          504,101
Paxson Communications                                                                           128          127,500
Primedia Inc.                                                                                 5,800          624,950
Time Warner, Inc.                                                                               514          575,499
                                                                                                       -------------

TOTAL PREFERRED STOCKS (COST $2,219,284)                                                                   2,208,250
                                                                                                       -------------
                                                                                         Contract
PURCHASED OPTIONS -- 0.2%                                                                   Size
                                                                                        ------------

JPY Put/USD Call, Strike Price 126.50, 5/14/98                                               53,000            1,903
UST Put 6.125%, Strike Price 100.7187, 2/19/98                                                5,000            4,922
JGB 2.6% Call, Strike Price 107.357, 1/28/98                                             13,000,000              104
JPY Put/USD Call, Strike Price 135.00, 12/14/98                                           1,400,000           27,720
UST Call 6.125%, Strike Price 104.2187, 3/19/98                                               7,000            4,594
UST Call 5.75%, Strike Price 100.1562, 3/23/98                                                6,000            3,750
JPY Put/USD Call, Strike Price 129.50, 12/17/98                                              55,000            1,749
                                                                                                       -------------
Total Purchased Options (Cost $56,983)                                                                        44,742
                                                                                                       -------------

SHORT-TERM INVESTMENTS -- 6.4%                                                           Par Value(1)
                                                                                        -------------

COMMERCIAL PAPER -- 6.1%
International Bank Discount, 1/16/98                                                      1,700,000        1,694,248
                                                                                                       -------------

U.S. GOVERNMENT AGENCY -- 0.3%
FNMA+, 3/10/98                                                                              100,000           98,948
                                                                                                       -------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,793,192)                                                             1,793,196
                                                                                                       -------------

TOTAL INVESTMENTS -- 91.7% (COST $25,932,408)                                                          $  25,485,999

Other Assets, Less Liabilities -- 8.3%                                                                     2,298,343
                                                                                                       -------------

NET ASSETS -- 100%                                                                                     $  27,784,342
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                   Schedule of Investments -December 31, 1997
--------------------------------------------------------------------------------

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration.
FNMA - Federal National Mortgage Association
FLIRB - Front Loaded Interest Reduction Bond
JPY - Japanese Yen
JGB - Japanese Government Bond
(1) Denominated in United States currency except for foreign country specific bonds which are denominated in their respective local currency.
+ Denotes all or part of security pledged as a margin deposit on open financial future contracts (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1997
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $25,932,408)                                       $ 25,485,999
   Cash                                                                                                    1,739,820
   Interest and dividends receivable                                                                         549,631
   Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                            79,830
   Miscellaneous receivable                                                                                   18,057
   Receivable for daily variation margin on open financial futures contracts (Note 5)                          5,297
   Deferred organization costs (Note 1E)                                                                       5,279
   Receivable for investments sold                                                                             1,810
                                                                                                        ------------
       Total assets                                                                                       27,885,723

Liabilities
   Options written, at value (premiums received $56,081) (Note 5)                    $    49,055
   Unrealized depreciation on forward foreign currency exchange contracts (Note
      5)                                                                                   7,515
   Accrued trustees' fees (Note 2)                                                         1,328
   Payable to investment adviser (Note 2)                                                  1,822
   Accrued accounting and custody fees                                                    12,871
   Accrued expenses and other liabilities                                                 28,790
                                                                                     -----------

       Total liabilities                                                                                     101,381
                                                                                                        ------------

Net Assets (applicable to investors' beneficial interests)                                              $ 27,784,342
                                                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                             Statement of Operations
                          For the period June 2, 1997
                        (commencement of operations) to
                               December 31, 1997

--------------------------------------------------------------------------------

Investment Income (Note 1C)
   Interest income                                                                                         $ 665,247
   Dividend income (net of foreign withholding taxes of $76)                                                  79,562
                                                                                                           ---------

       Total income                                                                                          744,809

Expenses
   Investment advisory fee (Note 2)                                                    $  45,742
   Accounting and custody fees                                                            44,197
   Legal and audit services                                                               43,990
   Amortization of organization expense (Note 1E)                                            689
   Miscellaneous                                                                           3,632
                                                                                       ---------
       Total expenses                                                                    138,250

Deduct:
   Waiver of investment advisory fee (Note 2)                                            (45,742)
   Reimbursement of operating expenses (Note 2)                                          (92,508)
                                                                                       ---------
   Total waiver of investment advisory fee and reimbursement of operating
      expenses                                                                          (138,250)
                                                                                       ---------

       Net expenses                                                                                                0
                                                                                                           ---------

          Net investment income                                                                              744,809
                                                                                                           ---------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
       Investment securities transactions                                              $  (2,449)
       Financial futures contracts                                                       126,565
       Written options transactions                                                        2,133
       Foreign currency transactions and forward foreign currency exchange
       contracts                                                                           5,871
                                                                                       ---------

          Net realized gain                                                                                  132,120

   Change in unrealized appreciation (depreciation)
       Investment securities                                                            (446,409)
       Financial futures contracts                                                        (8,285)
       Written options                                                                     7,026
       Foreign currency and forward foreign currency exchange contracts                   69,743
                                                                                       ---------

          Change in net unrealized depreciation                                                             (377,925)
                                                                                                           ---------

       Net realized and unrealized loss                                                                     (245,805)
                                                                                                           ---------

Net increase in net assets from operations                                                                 $ 499,004
                                                                                                           =========


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the period
                                                                               June 2, 1997
                                                                       (commencement of operations)
                                                                           to December 31, 1997
                                                                      --------------------------------

Increase (decrease) in Net Assets
From operations
   Net investment income                                                        $   744,809
   Net realized gain                                                                132,120
   Change in net unrealized depreciation                                           (377,925)
                                                                                -----------
   Net increase in net assets from operations                                       499,004
                                                                                -----------

Capital transactions
   Contributions                                                                 27,429,704
   Withdrawals                                                                     (144,366)
                                                                                -----------
   Increase in net assets resulting from capital transactions                    27,285,338
                                                                                -----------

       Total increase in net assets                                              27,784,342
                                                                                -----------

Net Assets
   At beginning of period                                                                --
                                                                                -----------

   At end of period                                                             $27,784,342
                                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                               Supplementary Data
--------------------------------------------------------------------------------

                                                                              For the period
                                                                               June 2, 1997
                                                                       (commencement of operations)
                                                                           to December 31, 1997
                                                                      --------------------------------

Ratios (to average daily net assets):
   Expenses*                                                                             --+
   Net investment income*                                                              8.07%+
Portfolio Turnover                                                                       25%
Net assets, end of period (000s omitted)                                            $27,784

----------

* The investment adviser voluntarily agreed not to impose its investment advisory fee and reimbursed the Portfolio for all of its operating expenses for the period ended December 31, 1997. If these voluntary actions had not been taken, the ratios would have been:

Ratios (to average daily net assets):
   Expenses                                                                            1.50%+
   Net investment income                                                               6.57%+

+  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Diversified Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A.    Investment security valuations

      Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B.    Repurchase agreements

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C.    Securities transactions and income

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D.    Income Taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

      E.    Deferred Organizational Expenses

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through June 2002. These costs were paid for by the investment adviser and will be reimbursed by the Portfolio.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish Investment Management Company, L.P. ("SIMCO") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 1997, SIMCO voluntarily agreed to limit the Portfolio's operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.00% of the Portfolio's average daily net assets. Pursuant to this agreement, SIMCO voluntarily did not impose $45,742 of its investment advisory fee and reimbursed the Portfolio for its operating expenses of $92,508. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SIMCO. Certain of the trustees and officers of the Portfolio Trust are limited partners or officers of SIMCO.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                      Purchases          Sales
                                                                    -------------     ------------
      U.S. Government Securities                                     $  4,971,041     $ 2,716,595
                                                                    =============     ===========
      Investments (non-U.S. Government Securities)                   $ 28,889,378     $ 6,951,026
                                                                    =============     ===========

(4)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                            $   25,933,024
                                                             =================


      Gross unrealized appreciation                             $      275,530
      Gross unrealized depreciation                                   (722,555)
                                                             -----------------
      Net unrealized appreciation (depreciation)                $     (447,025)
                                                             =================

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investments securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the period June 2, 1997 (commencement of operations) to December 31, 1997 is as follows.

      Written Put Option Transactions
      --------------------------------------------------------------------------
                                                           -------------     -------------
                                                            Number of
                                                            Contracts          Premiums
                                                           -------------     -------------
      Outstanding, beginning of period....................       0                     0
      Options written.....................................       6                23,763
      Options exercised...................................       0                     0
      Options expired.....................................       0                     0
      Options closed......................................      (1)               (2,310)
                                                           -------------     -----------
      Outstanding, end of period..........................       5               $21,453
                                                           =============     ===========

      Written Call Option Transactions
      --------------------------------------------------------------------------
                                                           -------------     -------------
                                                            Number of
                                                            Contracts          Premiums
                                                           -------------     -------------
      Outstanding, beginning of period....................       0                     0
      Options written.....................................       7                11,720
      Options exercised...................................       0                     0
      Options expired.....................................      (1)               (2,415)
      Options closed......................................      (2)               (3,375)
                                                           -------------     -----------
      Outstanding, end of period..........................       4                $5,930
                                                           =============     ===========

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     Written Cross Currency Option Transactions
     ---------------------------------------------------------------------------
                                                                -------------     -------------
                                                                 Number of
                                                                 Contracts          Premiums
                                                                -------------     -------------
     Outstanding, beginning of period.......................          0                     0
     Options written........................................          4                29,260
     Options exercised......................................          0                     0
     Options expired........................................          0                     0
     Options closed.........................................         (1)                 (562)
                                                                -------------     -----------
     Outstanding, end of period.............................          3               $28,698
                                                                =============     ============

      Futures Contracts

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or index, which may not correlate with changes in value of the hedged investments. Buying futures tends to increase the Portfolios exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At December 31, 1997, the Portfolio held the following futures contracts:

                                                                                Underlying
                                                                              Face/amount at      Unrealized
      Contract                                 Position     Expiration Date       value           Gain/(Loss)
      -------------------------------------- -------------- ---------------- ----------------- ------------------
      U.S.  5 Year  Note (1 Contract)            Long           3/20/98            $108,625    $          271
      U.S. Long Bond (28 Contracts)              Long           3/20/98           3,373,125            17,251
      U.S. 10 Year Bond (37 Contracts)           Short          3/20/98           4,149,781           (25,807)
                                                                                               --------------
                                                                                               $       (8,285)
                                                                                               ==============

      At December 31, 1997, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

      At December 31, 1997, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

      Forward Foreign Currency Contracts

                                           Local                                                              U.S.$
                                         Principal         Contract       U.S.$ Market  U.S.$ Aggregate     Unrealized
           Contracts to Deliver           Amount          Value Date         Value       Face Amount      Gain/(Loss)
      ---------------------------------------------- ----------------- --------------- ------------------ ---------------
      Argentinian Peso..................    843,355     10/27-10/28/98   $    805,910    $     810,000    $      4,090
      Australian Dollar.................    128,840      2/06-2/10/98          83,984           90,176           6,192
      Brazilian Real....................     17,175        1/29/98             15,190           15,000            (190)
      British Pound Sterling............    442,438      3/10-5/14/98         723,003          733,858          10,855
      German Deutsche Mark..............  2,160,483      1/09-5/29/98       1,203,741        1,234,207          30,466
      Danish Krone......................    522,128        5/06/98             81,096           84,943           3,847
      Hong Kong Dollar..................  4,788,264   12/29/98-10/14/99       583,550          585,000           1,450
      New Zealand Dollar................    118,306        2/13/98             68,394           75,160           6,766
      Polish Zloty......................    100,461        9/18/98             25,310           25,000            (310)
      Republic of Korea Won............. 28,320,000        8/03/98             15,806           30,000          14,194
                                                                         --------------- ---------------- ---------------
                                                                         $  3,605,984    $   3,683,344    $     77,360
                                                                         =============== ================ ===============

                                            Local                                                               U.S.$
                                          Principal        Contract       U.S.$ Market   U.S.$ Aggregate     Unrealized
           Contracts to Receive             Amount        Value Date         Value         Face Amount       Gain/(Loss)
      ---------------------------------------------- ------------------- --------------- ---------------- ---------------
      German Deutsche Mark..............    191,358      2/11-9/18/98    $    106,963      $   111,943     $    (4,980)
      Irish Punt........................        426        7/20/98                607              625             (18)
      Republic of Korea Won............. 28,320,000        8/03/98             15,806           15,942            (136)
                                                                         --------------- ----------------- ---------------
                                                                         $    123,376      $   128,510     $    (5,134)
                                                                         =============== ================= ===============

      Forward Foreign Cross Currency Contracts
                                                                                                                U.S. $
                                          U.S.$ Market                          U.S. $         Contract       Unrealized
              Contracts to Deliver           Value       In Exchange For    Market Value      Value Date      Gain/(Loss)
         -------------------------------- -------------- ------------------ --------------- --------------- ---------------
         Irish Punt........................ $   3,974      Belgian Franc     $     4,088       7/20/98        $      113
         Irish Punt........................     9,294      Belgian Franc           9,537       7/20/98               243
         Belgian Franc.....................    13,626       Irish Punt            13,077       7/20/98              (549)
         Belgian Franc.....................    13,626       Irish Punt            13,065       7/20/98              (561)
         Irish Punt........................    13,278      Belgian Franc          13,626       7/20/98               348
         French Franc......................    16,797       Irish Punt            16,025       7/20/98              (771)
         Irish Punt........................    16,227      French Franc           16,797       7/20/98               569
         German Deutsche Mark..............    24,456      Polish Zloty           25,153       9/18/98               697
                                            ------------                     -------------                   -------------
                                            $ 111,278                        $   111,368                      $       89
                                            ============                     =============                   =============

                     Standish, Ayer & Wood Investment Trust
                      Standish Diversified Income Portfolio

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(6)   Concentration of Risk:

      The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

      There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

                        Report of Independent Accountants

      To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Diversified Income Portfolio:

      We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Master Portfolio: Standish Diversified Income Portfolio, including the schedule of investments as of December 31, 1997, and the related statement of operations and the statement of changes in net assets and the supplementary data for the period from June 2, 1997 (commencement of operations) to December 31, 1997. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio: Standish Diversified Income Portfolio as of December 31, 1997, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.


      Coopers & Lybrand
      Chartered Accountants
      Toronto, Canada
      February 19, 1998

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